                     Navistar Financial 1999-A Owner Trust


               Navistar Financial Retail Receivables Corporation
                                     Seller


                         Navistar Financial Corporation
                                    Servicer


                              Subject to Revision


                         Term Sheet Dated May 24, 1999



Underwriters of the Class A Notes
Chase Securities Inc.
               Banc One Capital Markets, Inc.
                              Banc of America Securities LLC


Underwriter of the Class B Notes
Chase Securities Inc.

THE SOLE SOURCE OF PAYMENTS ON THE NOTES IS THE TRUST PROPERTY. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 1999-A OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 1999-A OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO THE NOTES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE PROSPECTUS SUPPLEMENT HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                       $714,764,750.47 Asset Backed Notes

                     Navistar Financial 1999-A Owner Trust

               Navistar Financial Retail Receivables Corporation
                                     Seller

                         Navistar Financial Corporation
                                    Servicer

                              Subject to Revision

                         Term Sheet Dated May 24, 1999

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Prospectus Supplement and the Prospectus. A final Prospectus and Prospectus Supplement may be obtained by contacting [your sales representative] [Joy Dunphy at (212) 834-4533] [Jeff Kane at (704) 386-9690] [Evonne Taylor at (312) 732-8270].

Issuer.........................  Navistar Financial 1999-A Owner Trust (the
                                 "Trust"), a Delaware common law trust to be formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement, acting by and through the Owner Trustee.

Seller.........................  Navistar Financial Retail Receivables
                                 Corporation.

Servicer.......................  Navistar Financial Corporation.

Indenture Trustee..............  The Bank of New York, as trustee under the
                                 Indenture.

Owner Trustee..................  Chase Manhattan Bank Delaware and, for certain limited purposes, an officer of the Chase
                                 Manhattan Bank Delaware, as trustees under the Owner Trust Agreement.

The Notes......................  The Issuer will issue Notes as follows:

                                 Class A-1 ______ % Asset Backed Notes in the aggregate principal amount of $147,000,000 (the "Class A-1 Notes").

                                 Class A-2 ______ % Asset Backed Notes in the aggregate principal amount of $197,000,000 (the "Class A-2 Notes").

                                 Class A-3 ______ % Asset Backed Notes in the aggregate principal amount of $200,000,000 (the "Class A-3 Notes").

                                 Class A-4 ______ % Asset Backed Notes in the aggregate principal amount of $145,745,000 (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes").

                                 Class B ______ % Asset Backed Notes in the aggregate principal amount of $25,019,750.47 (the "Class B Notes"; together with the Class A Notes, the "Notes").

                                 The Class B Notes will be subordinated to the Class A Notes to the extent described herein and in the Prospectus Supplement.

                                 The sole source of payments on the Notes is the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer or any other person or entity.

                                 The Issuer will also issue Certificates (the
                                 "Certificates"), which will not bear interest but will have certain rights in excess monies in the Reserve Account and certain other excess funds, that will initially be held by the Seller, the Servicer and/or one of their affiliates.

The Trust Property.............  The Trust Property will include a pool of
                                 Retail Notes (the "Receivables"), certain monies due or received thereunder on and after May 1, 1999 (the "Cutoff Date") security interests in the vehicles financed thereby, certain accounts (including the Reserve Account), and the proceeds thereof, the proceeds, if any, of Dealer Liability, NITC Purchase Obligations and any Guaranties, any proceeds from claims on certain insurance policies, the benefits of any lease assignments and certain rights of the Seller under the related Purchase Agreement and the related Custodian Agreement. The Initial Aggregate Receivables Balance is $714,764,750.47.

Terms of the Notes:              The principal terms of the Notes will be as
                                 described below:

     A. Interest...............  Class A-1 Notes:    %
                                 Class A-2 Notes:    %
                                 Class A-3 Notes:    %
                                 Class A-4 Notes:    %
                                 Class B Notes:      %

                                 Interest on the Notes will accrue at the applicable Interest Rate from the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on June 15, 1999 (each, a "Distribution Date"). Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by 360. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                 Interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on such Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes or the insolvency of the Trust, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

     B. Principal..............  Subject to the subordination provisions described in the two following paragraphs, on each Distribution Date, the Notes will be payable to the extent of the Principal Payment Amount as follows: (1) first, 100% of the Principal Payment Amount to the Class A-1 Notes until the Class A-1 Notes are paid in full; (2) thereafter, 96.5% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 96.5% of the remaining Principal Payment Amount) to the Class A Notes (all of which shall be paid to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) and 3.5% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 3.5% of the remaining Principal Payment Amount) to the Class B Notes until the Class A Notes are paid in full; and (3) thereafter, 100% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A Notes are paid in full, the remaining Principal Payment Amount) to the Class B Notes until the Class B Notes are paid in full. The "Principal Payment Amount" for each Distribution Date will generally equal the lesser of (a) the Principal Distributable Amount for such Distribution Date and (b) the excess, if any, of the sum of the Available Amount for such Distribution Date and available funds on deposit in the Reserve Account on such Distribution Date (the "Total Available Amount") over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on such Distribution Date. For a Distribution Date, the "Principal Distributable Amount" generally will equal the sum, with respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Receivables, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer and the principal portion of all Receivables that became Liquidating Receivables, and the "Available Amount" generally will equal (a) the sum, with respect to the related Monthly Period, of (1) that portion of all collections on the Receivables allocable to principal, interest or Prepayment Surplus, (2) all Liquidation Proceeds to the extent attributable to principal or interest in accordance with the Servicer's customary procedures, (3) that portion of all Monthly Advances made by the Servicer allocable to principal or interest due on the Receivables,
                                 (4) the Warranty Payment, the Administrative
                                 Purchase Payment or the Optional Purchase
                                 Proceeds of each Receivable that the Seller repurchased or the Servicer purchased during such related Monthly Period to the extent attributable to principal, accrued interest or Prepayment Surplus thereon and (5) the principal portion of all Prepayments minus (b) that portion of collections retained by the Servicer in respect of unreimbursed Monthly Advances and Liquidation Expenses.

                                 If the amount on deposit in the Reserve Account on any Distribution Date would be, after giving effect to the distribution of the Principal Payment Amount in accordance with the priorities set forth above, less than 1.0% of the Initial Aggregate Receivables Balance, then the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance. When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount shall be distributed in accordance with the first sentence in the preceding paragraph.

                                 Also, if an Event of Default occurs and the Notes are declared to be due and payable, the Class A Notes will be payable in an amount equal to 100% of the Principal Payment Amount (and each class of Class A Notes will be entitled to ratable repayment of principal on the basis of their respective unpaid principal balances) and no principal of the Class B Notes will be paid on any Distribution Date thereafter until the Class A Notes are paid in full. Thereafter, the principal of the Class B Notes will be payable in an amount equal to 100% of the Principal Payment Amount on each Distribution Date until the Class B Notes are paid in full.

                                 Each class of Notes will be payable in full on the applicable Final Scheduled Distribution Date in the calendar month set forth below (however, the actual payment in full of any class of Notes could occur sooner):

                                 Class A-1 Notes:         June 2000
                                 Class A-2 Notes:         February 2002
                                 Class A-3 Notes:         April 2003
                                 Class A-4 Notes:         October 2005
                                 Class B Notes:           October 2005

     C. Redemption.............  If the Aggregate Receivables Balance declines to 10% or less of the Initial Aggregate
                                 Receivables Balance and the Servicer exercises its option to purchase the Receivables on any Distribution Date on or after the date on which the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full, the Class A-4 Notes and the Class B Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes, plus accrued and unpaid interest thereon.

     D.  Voting Rights.........  To the extent the Prospectus specifies certain circumstances under which the consent,
                                 approval, direction, or request of a specified percentage in principal amount of the outstanding Notes must be obtained, given or made, or under which such a specified percentage are permitted to take an action or give a notice, then such consent, approval, direction, request, action or notice shall be valid only if the holders of such specified percentage in principal amount of (a) all the outstanding Class A Notes and Class B Notes voting together as a single class and (b) the outstanding Class A Notes voting as a single class have voted to give such consent, approval, direction, request or notice, or take such action.

Priority of Distributions......  Distributions of the Total Available Amount to
                                 the Noteholders and the Servicer will generally be distributed in the following order of priority on each Distribution Date: (1) the Servicing Fee and any unpaid Servicing Fee for prior Distribution Dates ("Total Servicing Fee"); (2) interest on the Class A Notes; (3) interest on the Class B Notes; and (4) principal on the Notes as described above. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes or the insolvency of the Trust, all principal and interest on the Class A Notes will be paid in full prior to making any further payments on or with respect to the Class B Notes.

Reserve Account................  On the Closing Date an amount of cash or eligible investments equal to $28,590,590.02 or 4.00% of the Initial Aggregate Receivables Balance will be deposited into the Reserve Account. The Reserve Account will be increased on each Distribution Date by the deposit in the Reserve Account of amounts remaining after payment to the Servicer of the Total Servicing Fee and deposits to the Distribution Account of amounts to be distributed to Noteholders.

                                 Amounts in the Reserve Account on any
                                 Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on such Distribution Date) in excess of the Specified Reserve Account Balance for such Distribution Date will be paid to the holders of the Certificates. The "Specified Reserve Account Balance" on each Distribution Date will equal the lesser of (1) the aggregate outstanding principal balance of the Notes and
                                 (2) the greater of (a) 5.25% (or 10.0% under certain circumstances described in the Prospectus Supplement) of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period, and (b) 2.0% of the Initial Aggregate Receivables Balance.

                                 Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that the Available Amount (after payment of the Total Servicing Fee) is less than amounts payable on the Notes.

Tax Status.....................  In the opinion of Kirkland & Ellis, special tax counsel, for federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will agree to treat the Notes as indebtedness.

ERISA Considerations...........  Although there is little guidance on the subject, the Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation. Therefore, the Notes are available for investment by a Benefit Plan, subject to a determination by such Benefit Plan's fiduciary that the Notes are suitable investments for such Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment...............  The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Ratings........................  It is a condition to the issuance of the Notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2, Class A-3 and Class A-4 Notes be rated in the highest rating category for long-term debt obligations by at least one nationally recognized rating agency, and the Class B Notes be rated in the "A" category or its equivalent by at least one nationally recognized rating agency.


                              THE RECEIVABLES POOL

     The Receivables to be transferred to the Trust on the Closing Date (the "Receivables Pool") were originated by Navistar Financial Corporation ("NFC"). Certain of the Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly owned subsidiary of NFC, and will be repurchased by NFC from TRIP on of the Closing Date for resale to the Seller. The Receivables were selected randomly for inclusion in the Receivables Pool from those Retail Notes in NFC's portfolio of owned Retail Notes which satisfied several criteria, including that each Receivable (a) has a first payment due date on or before May 31, 1999, (b) has an original term to maturity of 12 to 84 months, (c) has a remaining term to maturity of 12 to 72 months, (d) provides for finance charges at an APR of no less than 6.00%, (e) as of the Cutoff Date, was not more than 60 days past due, and (f) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

     The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Receivables Pool as of the Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.


                      Composition of the Receivables Pool

Weighted Average                                                                                    Weighted         Weighted
Annual Percentage           Initial           Aggregate                             Average         Average          Average
     Rate of               Aggregate           Original           Number of         Initial         Original         Remaining
   Receivables            Receivables         Principal          Receivables       Receivable       Maturity         Maturity
     (Range)                Balance            Balance             in Pool          Balance          (Range)          (Range)
-----------------       ---------------    ---------------       -----------       ----------       ---------        ---------
    8.677%              $714,764,750.47    $755,802,854.41          15,346         $46,576.62         54.39            50.51
(6.09%-24.99%)(1)                                                                                     months           months
                                                                                                    (15 to 84        (12 to 72
                                                                                                      months)          months)

------------
(1) Excludes two Receivables with APRs above 24.99%.

          Distribution by Annual Percentage Rate of the Receivables Pool

                                                             Percentage of
Annual Percentage        Number of         Initial         Initial Aggregate
Rate Range               Receivables  Receivables Balance  Receivables Balance
-----------------        -----------  -------------------  -------------------
6.00-6.49%                    429       $ 24,614,849.94             3.44%
6.50-7.49%                  4,755        222,513,522.98            31.13%
7.50-8.49%                  3,553        176,807,203.15            24.74%
8.50-9.49%                  2,009        103,540,644.39            14.49%
9.50-10.49%                 1,541         77,670,829.38            10.87%
10.50-11.49%                  934         46,139,045.17             6.46%
11.50-12.49%                  531         21,047,091.06             2.94%
12.50-13.49%                  487         15,817,010.74             2.21%
13.50-14.49%                  511         13,336,924.37             1.87%
14.50-15.49%                  254          6,023,942.00             0.84%
15.50-16.49%                  151          3,453,624.82             0.48%
16.50-17.49%                   46            955,259.96             0.13%
17.50% & Over                 145          2,844,802.51             0.40%
   Total                   15,346       $714,764,750.47           l00.00%

            Distribution by Remaining Maturity of the Receivables Pool

   Remaining                                                  Percentage of
   Maturity               Number of        Initial          Initial Aggregate
   (Months)              Receivables  Receivables Balance  Receivables Balance
   ---------             -----------  -------------------  -------------------
   12-24                    1,228       $ 24,056,357.37             3.37%
   25-36                    2,682         88,842,704.13            12.43%
   37-48                    3,521        162,616,401.57            22.75%
   49-60                    6,381        367,035,507.62            51.35%
   61-66                      423         18,470,397.62             2.58%
   67 & Over                1,111         53,743,382.16             7.52%
     Total                 15,346       $714,764,750.47           100.00%


              Distribution by Payment Terms of the Receivables Pool

                                               Percentage of
                                             Initial Aggregate
    Type of Receivable                      Receivables Balance
------------------------------              -------------------
Equal Payment Fully Amortizing                     62.95%
Equal Payment Balloon                              14.97%
Equal Payment Skip                                  2.33%
Level Principal Fully Amortizing                    4.80%
Level Principal Balloon                            11.54%
Level Principal Skip                                0.57%
Other                                               2.84%
  Total                                           100.00%


     The Receivables Pool includes Receivables originated in 48 states and The District of Columbia. The following table sets forth the percentage of the Initial Aggregate Receivables Balance in the states with the largest concentration of Receivables. No other state accounts for more than 2.49% of the Initial Aggregate Receivables Balance. None of the Receivables were originated in Alaska or Hawaii.

                Geographic Distribution of the Receivables Pool

                               Percentage of Initial
                               Aggregate Receivables
       State(l)                       Balance
       ------------            ---------------------
       Illinois                        7.81%
       Ohio                            7.01%
       California                      6.45%
       Texas                           6.04%
       Florida                         5.15%
       Arkansas                        4.81%
       New York                        4.60%
       Pennsylvania                    4.04%
       Indiana                         3.54%
       Minnesota                       3.52%
       Michigan                        3.23%
       Wisconsin                       2.92%
       Missouri                        2.84%
       Other                          38.04%
          Total                      100.00%

----------------
(1) Based on billing addresses of the obligors on the Receivables.

     No single obligor accounts for more than 1.07% of the Initial Aggregate Receivables Balance. As of the Cutoff Date, approximately 80.50% of the Initial Aggregate Receivables Balance, constituting 69.57% of the aggregate number of Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

                            THE SERVICER

Delinquencies, Repossessions and Net Losses

     Set forth below is certain information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on its entire portfolio of Retail Notes (including Retail Notes previously sold which NFC continues to service). Fluctuations in retail delinquencies, repossessions and losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. Due to economic conditions affecting the trucking industry generally, delinquencies and repossessions for 1996, 1997, 1998 and the first three months of 1999 were higher than reported for 1994 and 1995. In particular, as a result of the bankruptcy of one of NFC's largest obligors, a combined charge of $10.9 million was taken in 1996 by NFC and NITC, $3.8 million of which was reversed in 1998 by NFC. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables Pool will be comparable to that set forth below. Due to rounding, the amounts shown for NFC and NITC separately in this table may not add to the amount shown for NFC and NITC combined.

                                                                                                  Three Months
                                                         Year Ended October 31,                 Ended January 31,
                                            ----------------------------------------------     ------------------
NFC Retail Notes
----------------
                                             1994       1995     1996      1997     1998        1998        1999
                                            ------     ------   ------    ------   ------      ------      ------
                                                              ($ in millions)
Gross Balance Outstanding at end of
  Period.............................       $1,653     $2,073   $2,282    $2,282    $2,481     $2,232      $2,554
Gross Balance Past Due as a
  Percentage of Gross Balance
  Outstanding at end of Period
    31-60 days.......................         0.41%      2.43%    1.99%     2.42%     2.49%      3.49%       3.89%
    over 60 days.....................         0.06%      0.09%    0.30%     0.60%     0.61%      0.82%       0.84%
Average Gross Balance of Retail
 Notes (13 month average)............       $1,515     $1,809   $2,204    $2,245    $2,339     $2,257      $2,513
Net Losses (recoveries):
    NFC..............................       $  0.6     $  0.3   $  5.0    $  2.1    $    -     $  0.3      $  0.6
    NITC.............................          0.6        0.6      9.5       3.9       9.9        0.2         0.1
                                            ------     ------   ------    ------    ------     ------      ------
    Combined.........................       $  1.2     $  0.9   $ 14.5    $  6.0    $  9.9     $  0.5      $  0.7
Liquidations minus Net Losses........       $  790     $  833   $1,002    $1,083    $1,178     $  308      $  275
Net Losses (recoveries) as a
  Percentage of Liquidations
  minus Net Losses:
    NFC..............................         0.08%      0.04%    0.50%     0.19%     0.00%      0.10%       0.22%
    NITC.............................         0.07%      0.07%    0.95%     0.36%     0.84%      0.06%       0.04%
                                            ------     ------   ------    ------    ------     ------      ------
    Combined.........................         0.15%      0.11%    1.45%     0.55%     0.84%      0.16%       0.26%
Net Losses (recoveries) as a
  Percentage of Average Gross
  Balance (1):
    NFC..............................         0.04%      0.02%    0.23%     0.09%     0.00%      0.05%       0.09%
    NITC.............................         0.04%      0.03%    0.43%     0.18%     0.42%      0.04%       0.02%
                                            ------     ------   ------    ------    ------     ------      ------
    Combined.........................         0.08%      0.05%    0.66%     0.27%     0.42%      0.09%       0.11%
Repossessions as a Percentage of
  Average Gross Balance (1)..........         0.97%      0.92%    3.15%     2.01%     2.31%      2.40%       1.92%

----------------
(1) January 31 figures have been annualized.


                 WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on medium and heavy duty truck, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates.

Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The table captioned "Percent of Initial Note Principal Amount of the Offered Notes Remaining at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of characteristics of the Receivables. The ABS Table assumes that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) payments on the Notes are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month), (4) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, and (5) the Servicer does not exercise its option to purchase the Receivables on the first Distribution Date on which it is permitted to do so, as described herein. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the Receivables have been aggregated into a hypothetical pool ("Assumed Receivables Pool"). The Assumed Receivables Pool has an assumed Cutoff Date of May 1, 1999, and the first distribution of principal in respect of the pool is assumed to occur on June 15, 1999. Moreover, the ABS Table assumes that the Assumed Receivables Pool has the following Initial Aggregate Receivable Balance and that the Receivables within the pool are a single Equal Payment Fully Amortizing Receivable that has the following annual percentage rate, original maturity and remaining maturity:

    Initial Aggregate Receivables Balance..  $714,764,750.47
    Annual Percentage Rate.................            8.677%
    Original Maturity (In Months)..........            54.39
    Remaining Maturity (In Months).........            50.51

     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within the hypothetical pool could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Initial Receivables have annual percentage rates that range from 6.09% to 30.00%, and only 62.95% of the Receivables (by percentage of Initial Aggregate Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

    Percent of Initial Principal Amount of the Offered Notes Remaining at
                            Various ABS Percentages


                        Class A-1 Notes                                                    Class A-2 Notes
-------------------------------------------------------------      ---------------------------------------------------------
    Distribution                                                       Distribution
            Date           0.00%     1.00%    1.40%     1.80%                  Date      0.00%    1.00%     1.40%      1.80%
    ------------          ------    ------   ------     -----          ------------     ------   ------    ------     ------
    Closing Date            100%      100%     100%      100%          Closing Date       100%     100%      100%       100%
         6/15/99             92%       87%      85%       83%               6/15/99       100%     100%      100%       100%
         7/15/99             84%       74%      70%       65%               7/15/99       100%     100%      100%       100%
         8/15/99             76%       61%      55%       49%               8/15/99       100%     100%      100%       100%
         9/15/99             67%       48%      40%       32%               9/15/99       100%     100%      100%       100%
        10/15/99             59%       36%      26%       16%              10/15/99       100%     100%      100%       100%
        11/15/99             50%       23%      12%        0%              11/15/99       100%     100%      100%       100%
        12/15/99             42%       11%       0%        0%              12/15/99       100%     100%       98%        88%
         1/15/00             33%        0%       0%        0%               1/15/00       100%      99%       88%        77%
         2/15/00             25%        0%       0%        0%               2/15/00       100%      90%       78%        66%
         3/15/00             16%        0%       0%        0%               3/15/00       100%      82%       69%        55%
         4/15/00              8%        0%       0%        0%               4/15/00       100%      73%       59%        45%
         5/15/00              0%        0%       0%        0%               5/15/00        99%      64%       50%        35%
         6/15/00              0%        0%       0%        0%               6/15/00        93%      56%       41%        24%
         7/15/00              0%        0%       0%        0%               7/15/00        86%      48%       31%        15%
         8/15/00              0%        0%       0%        0%               8/15/00        80%      40%       22%         5%
         9/15/00              0%        0%       0%        0%               9/15/00        73%      31%       14%         0%
        10/15/00              0%        0%       0%        0%              10/15/00        67%      23%        5%         0%
        11/15/00              0%        0%       0%        0%              11/15/00        60%      16%        0%         0%
        12/15/00              0%        0%       0%        0%              12/15/00        54%       8%        0%         0%
         1/15/01              0%        0%       0%        0%               1/15/01        47%       0%        0%         0%
         2/15/01              0%        0%       0%        0%               2/15/01        40%       0%        0%         0%
         3/15/01              0%        0%       0%        0%               3/15/01        33%       0%        0%         0%
         4/15/01              0%        0%       0%        0%               4/15/01        27%       0%        0%         0%
         5/15/01              0%        0%       0%        0%               5/15/01        20%       0%        0%         0%
         6/15/01              0%        0%       0%        0%               6/15/01        13%       0%        0%         0%
         7/15/01              0%        0%       0%        0%               7/15/01         6%       0%        0%         0%
         8/15/01              0%        0%       0%        0%               8/15/01         0%       0%        0%         0%
         9/15/01              0%        0%       0%        0%               9/15/01         0%       0%        0%         0%
        10/15/01              0%        0%       0%        0%              10/15/01         0%       0%        0%         0%
        11/15/01              0%        0%       0%        0%              11/15/01         0%       0%        0%         0%
        12/15/01              0%        0%       0%        0%              12/15/01         0%       0%        0%         0%
         1/15/02              0%        0%       0%        0%               1/15/02         0%       0%        0%         0%
         2/15/02              0%        0%       0%        0%               2/15/02         0%       0%        0%         0%
         3/15/02              0%        0%       0%        0%               3/15/02         0%       0%        0%         0%
         4/15/02              0%        0%       0%        0%               4/15/02         0%       0%        0%         0%
         5/15/02              0%        0%       0%        0%               5/15/02         0%       0%        0%         0%
         6/15/02              0%        0%       0%        0%               6/15/02         0%       0%        0%         0%
         7/15/02              0%        0%       0%        0%               7/15/02         0%       0%        0%         0%
         8/15/02              0%        0%       0%        0%               8/15/02         0%       0%        0%         0%
         9/15/02              0%        0%       0%        0%               9/15/02         0%       0%        0%         0%
        10/15/02              0%        0%       0%        0%              10/15/02         0%       0%        0%         0%
        11/15/02              0%        0%       0%        0%              11/15/02         0%       0%        0%         0%
        12/15/02              0%        0%       0%        0%              12/15/02         0%       0%        0%         0%
         1/15/03              0%        0%       0%        0%               1/15/03         0%       0%        0%         0%
         2/15/03              0%        0%       0%        0%               2/15/03         0%       0%        0%         0%
         3/15/03              0%        0%       0%        0%               3/15/03         0%       0%        0%         0%
         4/15/03              0%        0%       0%        0%               4/15/03         0%       0%        0%         0%
         5/15/03              0%        0%       0%        0%               5/15/03         0%       0%        0%         0%
         6/15/03              0%        0%       0%        0%               6/15/03         0%       0%        0%         0%
         7/15/03              0%        0%       0%        0%               7/15/03         0%       0%        0%         0%
Average Lives to                                                   Average Lives to
  Maturity (yrs)           0.493     0.317    0.273     0.237        Maturity (yrs)      1.614    1.141     0.996      0.875

                       Class A-3 Notes                                                  Class A-4 Notes
  -----------------------------------------------------      ------------------------------------------------------------
      Distribution                                                Distribution
              Date      0.00%    1.00%    1.40%   1.80%                   Date       0.00%       1.00%     1.40%    1.80%
     -------------     ------   ------   ------  ------          -------------      ------      ------    ------   ------
      Closing Date       100%     100%     100%    100%           Closing Date        100%        100%      100%     100%
           6/15/99       100%     100%     100%    100%                6/15/99        100%        100%      100%     100%
           7/15/99       100%     100%     100%    100%                7/15/99        100%        100%      100%     100%
           8/15/99       100%     100%     100%    100%                8/15/99        100%        100%      100%     100%
           9/15/99       100%     100%     100%    100%                9/15/99        100%        100%      100%     100%
          10/15/99       100%     100%     100%    100%               10/15/99        100%        100%      100%     100%
          11/15/99       100%     100%     100%    100%               11/15/99        100%        100%      100%     100%
          12/15/99       100%     100%     100%    100%               12/15/99        100%        100%      100%     100%
           1/15/00       100%     100%     100%    100%                1/15/00        100%        100%      100%     100%
           2/15/00       100%     100%     100%    100%                2/15/00        100%        100%      100%     100%
           3/15/00       100%     100%     100%    100%                3/15/00        100%        100%      100%     100%
           4/15/00       100%     100%     100%    100%                4/15/00        100%        100%      100%     100%
           5/15/00       100%     100%     100%    100%                5/15/00        100%        100%      100%     100%
           6/15/00       100%     100%     100%    100%                6/15/00        100%        100%      100%     100%
           7/15/00       100%     100%     100%    100%                7/15/00        100%        100%      100%     100%
           8/15/00       100%     100%     100%    100%                8/15/00        100%        100%      100%     100%
           9/15/00       100%     100%     100%     95%                9/15/00        100%        100%      100%     100%
          10/15/00       100%     100%     100%     86%               10/15/00        100%        100%      100%     100%
          11/15/00       100%     100%      97%     77%               11/15/00        100%        100%      100%     100%
          12/15/00       100%     100%      88%     69%               12/15/00        100%        100%      100%     100%
           1/15/01       100%     100%      80%     60%                1/15/01        100%        100%      100%     100%
           2/15/01       100%      93%      73%     52%                2/15/01        100%        100%      100%     100%
           3/15/01       100%      85%      65%     44%                3/15/01        100%        100%      100%     100%
           4/15/01       100%      78%      57%     36%                4/15/01        100%        100%      100%     100%
           5/15/01       100%      71%      50%     29%                5/15/01        100%        100%      100%     100%
           6/15/01       100%      64%      43%     21%                6/15/01        100%        100%      100%     100%
           7/15/01       100%      57%      36%     14%                7/15/01        100%        100%      100%     100%
           8/15/01        99%      50%      29%      7%                8/15/01        100%        100%      100%     100%
           9/15/01        92%      43%      22%      1%                9/15/01        100%        100%      100%     100%
          10/15/01        85%      36%      16%      0%               10/15/01        100%        100%      100%      93%
          11/15/01        78%      30%       9%      0%               11/15/01        100%        100%      100%      84%
          12/15/01        70%      23%       3%      0%               12/15/01        100%        100%      100%      76%
           1/15/02        63%      17%       0%      0%                1/15/02        100%        100%       96%      69%
           2/15/02        56%      11%       0%      0%                2/15/02        100%        100%       89%      61%
           3/15/02        49%       5%       0%      0%                3/15/02        100%        100%       81%      54%
           4/15/02        41%       0%       0%      0%                4/15/02        100%         98%       74%      48%
           5/15/02        34%       0%       0%      0%                5/15/02        100%         90%       66%      42%
           6/15/02        26%       0%       0%      0%                6/15/02        100%         82%       60%      36%
           7/15/02        19%       0%       0%      0%                7/15/02        100%         75%       53%      31%
           8/15/02        11%       0%       0%      0%                8/15/02        100%         67%       47%      26%
           9/15/02         4%       0%       0%      0%                9/15/02        100%         60%       41%      21%
          10/15/02         0%       0%       0%      0%               10/15/02         95%         53%       35%      17%
          11/15/02         0%       0%       0%      0%               11/15/02         84%         46%       30%      13%
          12/15/02         0%       0%       0%      0%               12/15/02         73%         39%       24%       9%
           1/15/03         0%       0%       0%      0%                1/15/03         63%         32%       19%       6%
           2/15/03         0%       0%       0%      0%                2/15/03         52%         26%       15%       4%
           3/15/03         0%       0%       0%      0%                3/15/03         41%         20%       11%       1%
           4/15/03         0%       0%       0%      0%                4/15/03         30%         14%        7%       0%
           5/15/03         0%       0%       0%      0%                5/15/03         19%          8%        3%       0%
           6/15/03         0%       0%       0%      0%                6/15/03          8%          2%        0%       0%
           7/15/03         0%       0%       0%      0%                7/15/03          0%          0%        0%       0%
  Average Lives to                                            Average Lives to
    Maturity (yrs)      2.806    2.251    2.007   1.777         Maturity (yrs)       3.753       3.460     3.241    2.941


                      Class B Notes
==========================================================
  Distribution
          Date        0.00%     1.00%   1.40%    1.80%
  ------------        -----     -----   -----    -----
  Closing Date         100%      100%    100%     100%
       6/15/99         100%      100%    100%     100%
       7/15/99         100%      100%    100%     100%
       8/15/99         100%      100%    100%     100%
       9/15/99         100%      100%    100%     100%
      10/15/99         100%      100%    100%     100%
      11/15/99         100%      100%    100%     100%
      12/15/99         100%      100%     99%      97%
       1/15/00         100%      100%     97%      93%
       2/15/00         100%       97%     94%      90%
       3/15/00         100%       95%     91%      87%
       4/15/00         100%       92%     88%      84%
       5/15/00         100%       90%     86%      81%
       6/15/00          98%       87%     83%      78%
       7/15/00          96%       85%     80%      76%
       8/15/00          94%       83%     78%      73%
       9/15/00          92%       80%     75%      70%
      10/15/00          91%       78%     73%      67%
      11/15/00          89%       76%     70%      65%
      12/15/00          87%       74%     68%      62%
       1/15/01          85%       71%     66%      60%
       2/15/01          83%       69%     63%      58%
       3/15/01          81%       67%     61%      55%
       4/15/01          79%       65%     59%      53%
       5/15/01          77%       63%     57%      51%
       6/15/01          75%       61%     55%      49%
       7/15/01          73%       59%     53%      47%
       8/15/01          71%       57%     51%      45%
       9/15/01          69%       55%     49%      43%
      10/15/01          67%       53%     47%      41%
      11/15/01          65%       51%     45%      39%
      12/15/01          63%       49%     43%      37%
       1/15/02          61%       47%     42%      36%
       2/15/02          59%       46%     40%      34%
       3/15/02          57%       44%     38%      33%
       4/15/02          54%       42%     37%      31%
       5/15/02          52%       40%     35%      30%
       6/15/02          50%       39%     34%      29%
       7/15/02          48%       37%     33%      28%
       8/15/02          46%       36%     31%      27%
       9/15/02          44%       34%     30%      26%
      10/15/02          41%       32%     29%      25%
      11/15/02          39%       31%     28%      24%
      12/15/02          37%       30%     26%      23%
       1/15/03          35%       28%     25%      23%
       2/15/03          32%       27%     24%      22%
       3/15/03          30%       25%     24%      22%
       4/15/03          28%       24%     23%      18%
       5/15/03          25%       23%     22%       9%
       6/15/03          23%       22%     19%       3%
       7/15/03           0%        0%      0%       0%
  Average Lives to
  Maturity (yrs)      2.945     2.587   2.427    2.237